Arthur C. Delibert
(202) 778-9042
delibeac@kl.com
                                                 February 15, 1996




Legg Mason Global Trust, Inc.
111 South Calvert Street
Baltimore, Maryland  21202

Dear Sir or Madam:

         Legg Mason Global Trust, Inc. (the "Company") is a corporation organized under the laws of the State of Maryland by Articles of Incorporation dated December 31, 1992, as supplemented most recently on February 15, 1996.
You have requested our opinion regarding certain matters in connection with the Company's issuance of shares of common stock ("Shares") in its series designated as Legg Mason Emerging Markets Trust.

         We have, as counsel, participated in various corporate and other matters relating to the Company. We have examined copies of the Articles of Incorporation and By-Laws, the minutes of meetings of the directors and other documents relating to the organization and operation of the Company, and we are generally familiar with its business affairs. Based upon the foregoing, it is our opinion that the unissued Shares designated as Legg Mason Emerging Markets Trust, which are currently being registered, may be legally and validly issued from time to time in accordance with the Company's Articles of Incorporation and By-Laws; and, when so issued, will be legally issued, fully paid and nonassessable by the Company.

         We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 8 to the Company's Registration Statement on Form N-1A (File No. 33-56672) to be filed with the Securities and Exchange Commission. We also


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Legg Mason Global Trust, Inc.
February 15, 1996
Page 2


consent to the reference to our firm under the caption "The Corporation's Legal Counsel" in the Statement of Additional Information filed as part of the Registration Statement.



                                  Sincerely,

                                  KIRKPATRICK & LOCKHART


                                  /s/Arthur C. Delibert
                                  Arthur C. Delibert